Exhibit 99.1

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial data reflects The Finish Line, Inc.’s (the “Company”) historical results as adjusted on a pro forma basis to give effect to the disposition of the Man Alive business (“Man Alive”), which became effective on July 4, 2009.  The Company will account for the disposition as a discontinued operation in its consolidated financial statements in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

The unaudited pro forma condensed consolidated balance sheet as of May 30, 2009 presents the financial position of the Company assuming the disposition of Man Alive had been completed on that date.  The following unaudited pro forma consolidated statements of operations for the fiscal years ended February 28, 2009, March 1, 2008, March 3, 2007, and for the thirteen weeks ended May 30, 2009, February 28, 2009, November 29, 2008, August 30, 2008 and May 31, 2008, present the Company’s results of operations assuming that the disposition of Man Alive had been completed on the first day of these respective periods. The adjustments set forth in the “Man Alive” column are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated balance sheet and consolidated statements of operations for the periods presented do not purport to represent what the Company’s consolidated results of operations or financial position actually would have been had the disposition of Man Alive occurred on the dates noted above, or to project our consolidated results of operations for any future periods.  The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances.  The pro forma results should be read in conjunction with the consolidated financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended February 28, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended May 30, 2009, November 29, 2008, August 30, 2008, and May 31, 2008.

The Finish Line, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
May 30, 2009
(in thousands)

	Historical	Man Alive		Pro Forma
ASSETS
Cash and cash equivalents	$118,959	$(7,699	) [B]	$111,260
Merchandise inventories, net	241,571	(7,377	) [A]	234,194
Other current assets	16,215	(107	) [A]	16,108
Property and equipment, net	166,996	(6,779	) [A]	160,217
Other assets, net	39,575	—		39,575

Total assets	$583,316	$(21,962)		$561,354

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$95,363	$(1,612	) [A]	$93,751
Deferred credits from landlords	49,546	(6,110	) [A]	43,436
Other long-term liabilities	14,877	—		14,877
Shareholders' equity	423,530	(14,240	) [A][B]	409,290

Total liabilities and shareholders' equity	$583,316	$(21,962)		$561,354

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Thirteen Weeks Ended May 30, 2009
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$267,229	$(8,133)	$259,096
Cost of sales (including occupancy costs)	190,171	(7,449)	182,722
Gross Profit	77,058	(684)	76,374
Selling, general and administrative expenses	77,983	(4,598)	73,385
Operating (loss) income	(925)	3,914	2,989
Interest income, net	104	—	104
(Loss) income from continuing operations before income taxes	(821)	3,914	3,093
Income tax (benefit) expense	(215)	1,549	1,334
(Loss) income from continuing operations	$(606)	$2,365	$1,759

(Loss) income per share from continuing operations:
Basic	$(0.01)		$0.03
Diluted	$(0.01)		$0.03

Weighted average shares outstanding:
Basic	54,153		54,153
Diluted	54,153		54,408

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Thirteen Weeks Ended February 28, 2009
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$364,148	$(20,081)	$344,067
Cost of sales (including occupancy costs)	248,617	(18,762)	229,855
Gross Profit	115,531	(1,319)	114,212
Selling, general and administrative expenses	83,451	(5,431)	78,020
Terminated merger-related income, net	(2,075)	—	(2,075)
Impairment charges	32,588	(26,470)	6,118
Operating income	1,567	30,582	32,149
Interest income, net	128	(1)	127
Income from continuing operations before income taxes	1,695	30,581	32,276
Income tax expense	2,900	9,724	12,624
(Loss) income from continuing operations	$(1,205)	$20,857	$19,652

(Loss) income per share from continuing operations:
Basic	$(0.03)		$0.36
Diluted	$(0.03)		$0.36

Weighted average shares outstanding:
Basic	54,026		54,026
Diluted	54,026		54,125

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Thirteen Weeks Ended November 29, 2008
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$256,864	$(16,293)	$240,571
Cost of sales (including occupancy costs)	190,280	(14,671)	175,609
Gross Profit	66,584	(1,622)	64,962
Selling, general and administrative expenses	81,060	(5,494)	75,566
Terminated merger-related costs, net	23	—	23
Operating loss	(14,499)	3,872	(10,627)
Interest income, net	194	(5)	189
Loss from continuing operations before income taxes	(14,305)	3,867	(10,438)
Income tax benefit	(5,462)	1,527	(3,935)
Loss from continuing operations	$(8,843)	$2,340	$(6,503)

Loss per share from continuing operations:
Basic	$(0.16)		$(0.12)
Diluted	$(0.16)		$(0.12)

Weighted average shares outstanding:
Basic	53,935		53,935
Diluted	53,935		53,935

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Thirteen Weeks Ended August 30, 2008
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$353,312	$(16,312)	$337,000
Cost of sales (including occupancy costs)	242,600	(12,860)	229,740
Gross Profit	110,712	(3,452)	107,260
Selling, general and administrative expenses	89,260	(6,248)	83,012
Terminated merger-related costs, net	45	—	45
Operating income	21,407	2,796	24,203
Interest income, net	244	(1)	243
Income from continuing operations before income taxes	21,651	2,795	24,446
Income tax expense	8,431	1,104	9,535
Income from continuing operations	$13,220	$1,691	$14,911

Income per share from continuing operations:
Basic	$0.24		$0.27
Diluted	$0.24		$0.27

Weighted average shares outstanding:
Basic	53,902		53,902
Diluted	54,334		54,334

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Thirteen Weeks Ended May 31, 2008
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$287,939	$(14,920)	$273,019
Cost of sales (including occupancy costs)	204,812	(11,877)	192,935
Gross Profit	83,127	(3,043)	80,084
Selling, general and administrative expenses	81,389	(5,484)	75,905
Terminated merger-related costs, net	38	—	38
Operating income	1,700	2,441	4,141
Interest income, net	255	—	255
Income from continuing operations before income taxes	1,955	2,441	4,396
Income tax expense	1,090	964	2,054
Income from continuing operations	$865	$1,477	$2,342

Income per share from continuing operations:
Basic	$0.02		$0.04
Diluted	$0.02		$0.04

Weighted average shares outstanding:
Basic	53,523		53,523
Diluted	53,680		53,680

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended February 28, 2009
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$1,262,263	$(67,606)	$1,194,657
Cost of sales (including occupancy costs)	886,309	(58,170)	828,139
Gross Profit	375,954	(9,436)	366,518
Selling, general and administrative expenses	335,160	(22,657)	312,503
Terminated merger-related income, net	(1,969)	—	(1,969)
Impairment charges	32,588	(26,470)	6,118
Operating income	10,175	39,691	49,866
Interest income, net	821	(7)	814
Income from continuing operations before income taxes	10,996	39,684	50,680
Income tax expense	6,959	13,319	20,278
Income from continuing operations	$4,037	$26,365	$30,402

Income per share from continuing operations:
Basic	$0.07		$0.56
Diluted	$0.07		$0.55

Weighted average shares outstanding:
Basic	53,846		53,846
Diluted	54,108		54,108

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended March 1, 2008
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$1,277,162	$(76,299)	$1,200,863
Cost of sales (including occupancy costs)	905,726	(62,438)	843,288
Gross Profit	371,436	(13,861)	357,575
Selling, general and administrative expenses	342,234	(23,700)	318,534
Terminated merger-related costs	91,354	—	91,354
Impairment charges	5,661	(1,110)	4,551
Operating loss	(67,813)	10,949	(56,864)
Interest income, net	1,380	—	1,380
Loss from continuing operations before income taxes	(66,433)	10,949	(55,484)
Income tax benefit	(17,931)	4,318	(13,613)
Loss from continuing operations	$(48,502)	$6,631	$(41,871)

Loss per share from continuing operations:
Basic	$(1.03)		$(0.89)
Diluted	$(1.03)		$(0.89)

Weighted average shares outstanding:
Basic	47,196		47,196
Diluted	47,196		47,196

The Finish Line, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended March 3, 2007
(in thousands, except per share data)

	Historical	Man Alive [C]	Pro Forma

Net Sales	$1,331,959	$(69,353)	$1,262,606
Cost of sales (including occupancy costs)	929,693	(51,601)	878,092
Gross Profit	402,266	(17,752)	384,514
Selling, general and administrative expenses	335,019	(19,797)	315,222
Impairment charges	3,559	—	3,559
Operating income	63,688	2,045	65,733
Interest income, net	1,021	6	1,027
Income from continuing operations before income taxes	64,709	2,051	66,760
Income tax expense	24,445	785	25,230
Income from continuing operations	$40,264	$1,266	$41,530

Income per share from continuing operations:
Basic	$0.85		$0.87
Diluted	$0.84		$0.87

Weighted average shares outstanding:
Basic	47,250		47,250
Diluted	47,757		47,757

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Man Alive Adjustments

Man Alive adjustments reflect those adjustments which are directly attributable to the disposition and include the following:

[A]	Eliminates the financial position of The Finish Line Man Alive, Inc., the subsidiary that owned the Man Alive business (“Man Alive”).

[B]	Reflects the $7.7 million paid by the Company to Man Alive Acquisitions, LLC for the disposition of Man Alive.

[C]	Eliminates the results of operations of Man Alive.